Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2020
Prepayments and Other Current Assets
Prepayments and Other Current Assets
5.	Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31,	December 31,
	2019	2020
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	356,033	334,760
Prepayment for royalties, revenue sharing cost	2,627,048	2,389,880
Receivable due from Alibaba	—	1,360,279
Interest and other operating income receivable	524,069	682,328
Prepayments of content and marketing cost and other operational expenses	569,122	547,758
Prepayment for sales tax and deductible value added tax	483,547	477,103
Bridge loans in connection with ongoing investments	21,259	6,469
Deposits	11,882	63,844
Employee advances	79,823	74,325
Advance to suppliers	26,664	66,930
Others	117,975	108,757
	4,817,422	6,112,433

In accordance with the license agreements of World of Warcraft®, the StarCraft® II series, Hearthstone®, Heroes of the Storm®, Diablo® III and Overwatch®, the Group made certain guarantee payments to Blizzard on behalf of Shanghai EaseNet for the minimum guaranteed royalties as of December 31, 2019 and 2020. The guarantee amounts will be released to the Group when actual royalties are paid by Shanghai EaseNet to Blizzard.

As of December 31, 2019 and 2020, prepayments for royalties and revenue sharing cost mainly represented prepaid royalties or revenue sharing cost related to operations of licensed PC and mobile games.

Balance of receivable from Alibaba represents receivable for disposal of Kaola which was expected to receive in one year.

The amount of employee advances listed above included staff housing loan balances of RMB43.0 million and RMB37.2 million repayable within 12 months from December 31, 2019 and 2020, respectively (see Note 11). No advances were made directly or indirectly to the Group’s executive officers for their personal benefit for the years ended December 31, 2019 and 2020.